UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2018

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on October 26, 2018, the Board of Directors (the “Board”) of Xperi Corporation (the “Company”) appointed Darcy Antonellis as a director of the Company.  Ms. Antonellis will assume her new role on December 15, 2018. Ms. Antonellis will receive the compensation the Company provides to non-employee directors, which is described in the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2018. The Company will enter into an indemnification agreement with Ms. Antonellis in the form attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 7, 2016.

Since January 2014, Ms. Antonellis has been the Chief Executive Officer and Chief Technology Officer of Vubiquity, Inc. (a wholly owned subsidiary of Amdocs Limited since February 22, 2018), the largest global provider of premium content services and technical solutions serving clients in 120 countries and in 80 languages.  From June 1998 until December 2013, Ms. Antonellis held numerous positions at Warner Bros. Entertainment Inc. (a Time Warner company), including President of Technical Operations and Chief Technology Officer. Ms. Antonellis has also served as a member of the Board of Directors of Cinemark Holdings, Inc. since July 7, 2015.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board approved an amendment to the Company’s Amended and Restated Bylaws, as amended, to increase the size of the Board from seven (7) persons to eight (8) persons effective as of December 15, 2018.

The preceding discussion of the Company’s amendment to its Amended and Restated Bylaws is qualified by the text of the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws, effective as of December 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2018	Xperi corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer